EXHIBIT 10.9
                                                                    ------------

                           MGIC INVESTMENT CORPORATION
                             STOCK OPTION AGREEMENT


          STOCK OPTION AGREEMENT, dated as of January 26, 2000, between MGIC Investment Corporation, a Wisconsin corporation (the "Company") and the key employee or executive officer of the Company or a subsidiary thereof whose name is set forth on the signature page hereof (the "Employee").

          WHEREAS, the Company is of the opinion that its interests will be advanced by encouraging and enabling key employees and executive officers of the Company and its subsidiaries to acquire Common Stock, par value $1.00 per share of the Company ("Common Stock"), through stock options and believes that the granting of such options will stimulate the efforts of the key employees and executive officers, strengthen their desire to remain in the employ of the Company and its subsidiaries or affiliates, provide them with a more direct interest in its welfare, and to that end the Company duly adopted the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (herein called the "Amended Plan") attached hereto as Exhibit A; and

          WHEREAS, the Board of Directors acting through the Committee (or a subcommittee thereof) has determined that it is in furtherance of the objective of the Plan, and in the best interests of the Company, to grant a stock option to the Employee to purchase the number of shares of Common Stock hereinafter set forth;

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and other good and valuable consideration, the parties hereto agree as follows:

          1. The Company hereby grants to the Employee, as a matter of incentive and to encourage stock ownership in the Company, the right and option (the "Stock Option") to purchase from the Company, on the terms and conditions hereinafter set forth, the number of shares of Common Stock set forth on the signature page hereof (the "Option Shares"), at a purchase price of $______ per share (the "Option Price") and exercisable as hereinafter stated; provided, however, that such number of shares and/or Option Price is subject to adjustment as provided in Section 6 of this Stock Option Agreement. The Stock Option shall be exercisable in whole or in part, to the extent provided in Section 4 hereof. As a condition of the grant of the Stock Option, Employee must execute a covenant not to compete in the form of Exhibit B hereto. The Stock Option is a nonstatutory stock option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          2. The Stock Option, and any part thereof, shall be exercised by the giving of ten days' (or such shorter period as the Company may permit) prior written notice of exercise to the Secretary of the Company accompanied by a letter, generally in the form of Exhibit C hereto, specifying the number of whole Option Shares to be purchased and accompanied by payment in full of the aggregate Option Price for the number of Option Shares to be purchased. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and, subject to Section 4(c), shall be irrevocable and unconditional once given. The aggregate Option Price for such Option Shares may be paid either by cash or a certified or bank cashier's check payable to the order of the Company, or as otherwise permitted by the Company.

          The Employee shall be responsible for paying all withholding taxes applicable to the exercise of any Stock Option. The Company shall have the right to take any action necessary to insure that the Employee pays the required withholding taxes. Upon payment of the aggregate Option Price for the Option Shares and the required withholding taxes, the Company shall cause the Option Shares so purchased to be delivered to the Employee. The Optionee shall be permitted to satisfy the Company's tax withholding requirements by making an election (the "Election") to have the Company withhold Option Shares otherwise issuable to the Optionee, or to deliver to the Company shares of Common Stock, having a fair market value on the date income is recognized with respect to the exercise of the Stock Option (the "Tax Date") equal in amount to the amount to be so withheld. If the number of shares of Common Stock determined pursuant to the preceding sentence includes a fractional share, the number of shares withheld or delivered shall be reduced to the next lower whole number and the Optionee shall deliver to the Company cash or its equivalent in lieu of such fractional share, or otherwise make arrangements satisfactory to the Company for payment of such amount. The Election shall be irrevocable and must be received by the Secretary of the Company at his corporate office prior to the Optionee's Tax Date. The Election shall be made in writing and be made according to such rules and regulations and in such form as the Committee shall determine and shall be subject to approval (including approval given in advance of the Election) by the Committee.

          3. Neither the Employee nor his legal representative shall be or have any rights or privileges of a shareholder of the Company in respect of any of the Option Shares issuable upon exercise of this Stock Option unless and until such Option Shares shall have been issued upon the exercise of the Stock Option.

          4. (a) Stock Options shall be deemed to have been granted as of the date of this Stock Option Agreement (the "Grant Date") and shall become exercisable or vested as follows:

          (i) The portion of the Option Shares which shall vest or become exercisable on each of the next five one-year anniversaries of the Grant Date (each such anniversary referred to herein as an "Anniversary Date") shall be equal to the number of Option Shares awarded hereunder multiplied by a fraction, the numerator of which is the earnings per share of the Company for the fiscal year ending immediately prior to such Anniversary Date and the denominator of which is $31.21, provided, however, that the Company's earnings per share for any such fiscal year shall be deemed to be zero for the purpose of determining the numerator of the fraction referred to in the preceding sentence if such earnings per share are greater than zero and not ten percent higher than the Company's earnings per share for the immediately preceding fiscal year.1 For purposes hereof, "earnings per share" means the amount of earnings (net of extraordinary items) attributable to each share of the Company's Common Stock outstanding (on a fully diluted basis), all as determined in accordance with generally accepted accounting principles;

          (ii) Without limiting the discretion of the Committee to act in other cases, if a "Change in Control of the Company" (as defined in the Annex attached hereto) occurs, the Stock Option shall be exercisable in full as of the date thereof;

          (iii) At the request of the Employee, the chief financial officer of the Company in consultation with the Committee will determine the number of Option Shares that have become exercisable and provide a certificate setting forth the basis for such determination; and

          (iv) In the event that some or all of the Option Shares have not vested pursuant to Section 4(a)(i) above or other provisions of this Stock Option Agreement, such unvested Option Shares shall vest as of January 26, 2009.

          (b) If the Employee's employment with the Company terminates for any reason other than death as provided in Section 4(e) below, the Stock Option to the extent not exercisable or vested as of the date of termination shall not become exercisable or vested as a result of events (including the passage of time or the achievement of another Anniversary Date) occurring subsequent to the date of termination unless a different result occurs in or pursuant to Section 4(e) below. Except as provided in or pursuant to Section 4(e) below, the vested but unexercised portion of the Stock Option shall automatically and

---------------
          1 By way of example, if the Company's earnings per share for the fiscal years ending December 31, 2000 through December 31, 2004 are as shown in the earnings per share column in the table below, the percentage of the option shares which would vest on each Anniversary Date is as shown in the vesting line of the table:

                                                                      Cumulative
                          12/31/00 12/31/01 12/31/02 12/31/03 12/31/04   Vesting
Earnings per share          $4.81    $5.53    $5.97    $6.69    $7.83

Vesting on the next         15.4%    17.7%      -0-    21.4%    25.1%      79.6%
Anniversary Date
followingfiscal year end
without notice terminate and become null and void at the time of the earliest date (the "Termination Date") to occur of the following:

          (i) Thirty (30) days after the termination of the Employee's employment with the Company and all subsidiaries thereof for any reason (including without limitation, disability or termination by the Company and all subsidiaries thereof, with or without cause) other than by reason of the Employee's death or a leave of absence approved by the Company or by reason of the Employee's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

          (ii) Three Hundred Sixty-Five (365) days following the termination of the Employee's employment with the Company and all subsidiaries thereof by reason of the Employee's death or by reason of the Employee's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

          (iii) Thirty (30) days after expiration or termination of a leave of absence approved by the Company unless the Employee becomes reemployed with the Company prior to such 30-day period in which event the Stock Option shall continue in effect in accordance with its terms; or

          (iv) January 26, 2010.

          (c) The Committee, in its sole discretion, may from time to time accelerate or waive any conditions to the exercise of the Stock Option.

          (d) If the Employee dies while in the employ of the Company or any subsidiary, then, regardless of whether the Stock Option is subject to exercise under Section 4(a) above, the Stock Option shall become immediately vested and exercisable by the personal representative of the Employee or the person to whom the Employee's rights under the Stock Option are transferred by law or applicable laws of descent and distribution.

          (e) (i) If the Employee's employment with the Company and all subsidiaries terminates by reason of retirement after reaching age 62 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years, (A) the Stock Option shall continue to vest during the balance of the vesting period if (x) no later than the date on which employment terminates, the Employee enters into an agreement with the Company (which agreement shall be drafted by and acceptable to the Company) under which the Employee agrees not to compete with the Company and its subsidiaries during the balance of such period and for one year thereafter, and (y) the Employee complies with such agreement, and (B) if the conditions in clause (A) are satisfied, (x) upon the Employee's death any unvested portion of the Stock Option shall become immediately vested and exercisable by the personal representative or other person referred to in Section 4(d) and (y) the Termination Date shall be 365 days after the date on which the last vesting of the Stock Option occurs (including vesting as a result of death) or, if earlier, the date specified in Section 4(b)(iv), except that if the Employee was employed by a combination of the Company or any subsidiary and WMAC Investment
Corporation or any of its subsidiaries for an aggregate continuous period (disregarding any break in service of less than three months) of at least twenty
(20)  years,  the  Termination  Date  shall be the  date  specified  in  Section
4(b)(iv).

          (ii) If the Employee's employment with the Company and all subsidiaries terminates by reason of retirement after reaching age 55 and after having been employed by the Company or any subsidiary for an aggregate period of at least seven (7) years, without creating any implication that the Committee may not act in other cases, the Committee may take action in its sole discretion to provide that the Stock Option, or a portion thereof determined by the Committee, shall become vested upon the Employee's death, shall continue to vest during the balance of the vesting period and shall continue to be exercisable after termination of employment, all as contemplated in Subsection 4(e)(i) above if the Employee complies with the conditions in clauses (x) and (y) of Subsection 4(e)(i).

          (iii) If the Employee enters into a noncompetition agreement contemplated by Subsection 4(e)(i) or (ii) and thereafter breaches the terms thereof, the Termination Date shall occur on the date of the breach and any portion of the Stock Option that is not then vested shall not become exercisable or vested thereafter.

          5. Nothing herein contained shall confer upon the Employee the right to continue in the employment of the Company or affect the right of the Company to terminate the Employee's employment at any time, or permit the exercise of this Stock Option as a result of the Company electing to terminate at any time the employment of the Employee subject, however, to the provisions of any written agreement of employment between the Company and the Employee. The Employee acknowledges that a termination of employment could occur at a time at which the portion of the Stock Option that is not exercisable or vested could have substantial value and that as a result of such termination, the Employee will not be able to realize such value nor will the Employee be entitled to any compensation on account of such value. In addition, the Employee acknowledges that a termination of employment will likely cause the vested but unexercised portion of the Stock Option to terminate earlier than it otherwise would, with the result that the value to the Employee of having a longer exercise period will be lost without any compensation to the Employee on account of such loss.

          6. In the event of any change in the outstanding shares of the Company ("capital adjustment") for any reason, including but not limited to, any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, an adjustment in the number or kind of shares of Common Stock subject to this Stock Option, the Option Price under this Stock Option and the

Company's cumulative earnings per share target for purposes of Section 4(a)(i) hereof shall be made by the Committee in a manner consistent with such capital adjustment. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Stock Option Agreement.

          7. Notwithstanding any provision of this Stock Option Agreement to the contrary, the Committee may take whatever action it may consider necessary or appropriate to comply with the Securities Act of 1933, as amended, or any other applicable securities law, including limiting the exercisability of this Stock Option or the issuance of Option Shares hereunder.

          8. This Stock Option may not be exercised if the issuance of such Option Shares upon such exercise would constitute a violation of any applicable Federal or state securities law or other law or regulation. As a condition to the exercise of this Stock Option, the Company may require the Employee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          9. Except as herein otherwise provided, the Stock Option and any rights and privileges conferred by this Stock Option Agreement shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Stock Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of an attachment or similar process upon the rights and privileges conferred hereby, the Stock Option and the rights and privileges conferred hereby shall immediately become null and void.

          10. This Stock Option shall be deemed to have been granted pursuant to the Amended Plan and is subject to the terms and provisions thereof. In the event of any conflict between the terms hereof and the provisions of the Amended Plan, the terms and conditions of the Amended Plan shall prevail. Any and all terms used herein, unless otherwise specifically defined herein, shall have the meaning ascribed to them in the Amended Plan.

          11. This Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Stock Option Agreement nor any rights hereunder shall be assignable by the Employee.

          12. All decisions or interpretations of the Committee with respect to any question arising under the Amended Plan or under this Stock Option Agreement shall be binding, conclusive and final. As a condition of the granting of the Stock Option, the Employee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Stock Option Agreement shall be determined by the Committee in its sole discretion, and that any interpretation or determination by the Committee shall be final, binding and conclusive.

          13. The waiver by the Company of any provision of this Stock Option Agreement shall not operate as or be construed to be a subsequent waiver of the same provisions or waiver of any other provision hereof.

          14. Except as herein otherwise provided, this Stock Option shall be irrevocable before the Termination Date and its validity and construction shall be governed by the laws of the State of Wisconsin (excluding the conflict of laws provisions of such laws).

          The Employee hereby acknowledges his acceptance of the Stock Option by executing the duplicate of this Stock Option Agreement in the space provided and returning it to the Secretary of the Company as directed by the Company. By accepting this Stock Option Agreement, the Employee, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Amended Plan by the Company or the Committee.

                                    MGIC INVESTMENT CORPORATION


                                    By: ________________________________________
                                          President and Chief Executive Officer

                                    ACCEPTED BY:

                                    --------------------------------------------
                                    Name of Employee:__________________________
                                    Number of Shares: _________________________

                                      ANNEX

       Definition of "Change in Control of the Company" and Related Terms


          1. Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

                    (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such two-thirds (2/3) vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

                    (iii) a  merger,  consolidation  or  share  exchange  of the
          Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (iv) the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          2. Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:

                    (i) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.

                    (ii) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Act.

                    (iii)Beneficial Owner. A Person shall be deemed to be the "Beneficial Owner" of any securities:

                              (a) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Firstar Bank Milwaukee, N.A., as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                              (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule l3d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1
                    (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

                              (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.

                    (iv) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

                           MGIC INVESTMENT CORPORATION
                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT, dated as of May 5, 1999, between MGIC Investment Corporation, a Wisconsin corporation (the "Company") and the key employee or executive officer of the Company or a subsidiary thereof whose name is set forth on the signature page hereof (the "Employee").

          WHEREAS, the Company is of the opinion that its interests will be advanced by encouraging and enabling key employees and executive officers of the Company and its subsidiaries to acquire Common Stock, par value $1.00 per share of the Company ("Common Stock"), through stock options and believes that the granting of such options will stimulate the efforts of the key employees and executive officers, strengthen their desire to remain in the employ of the Company and its subsidiaries or affiliates, provide them with a more direct interest in its welfare, and to that end the Company duly adopted the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (the "Plan") attached hereto as Exhibit A; and

          WHEREAS, the Board of Directors acting through the Committee (or a subcommittee thereof) has determined that it is in furtherance of the objective of the Plan, and in the best interests of the Company, to grant a stock option to the Employee to purchase the number of shares of Common Stock hereinafter set forth;

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and other good and valuable consideration, the parties hereto agree as follows:

          1. The Company hereby grants to the Employee, as a matter of incentive and to encourage stock ownership in the Company, the right and option (the "Stock Option") to purchase from the Company, on the terms and conditions hereinafter set forth, the number of shares of Common Stock set forth on the signature page hereof (the "Option Shares"), at a purchase price of $_______ per share (the "Option Price"), exercisable as hereinafter stated; provided, however, that such number of shares and/or Option Price is subject to adjustment as provided in Section 6 of this Stock Option Agreement. The Stock Option shall be exercisable in whole or in part, to the extent provided in Section 4 hereof. As a condition of the grant of the Stock Option, Employee must execute an agreement not to compete in the form of Exhibit B hereto. The Stock Option is a nonstatutory stock option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          2. The Stock Option, and any part thereof, shall be exercised by the giving of ten days' (or such shorter period as the Company may permit) prior written notice of exercise to the Secretary of the Company accompanied by a letter, generally in the form of Exhibit C hereto, specifying the number of whole Option Shares to be purchased and accompanied by payment in full of the aggregate Option Price for the number of Option Shares to be purchased. A partial exercise of the Stock Option may not be made with respect to fewer than ten (10) Option Shares unless the Option Shares purchased are the total number then available for purchase under the

Stock Option. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and, subject to Section 4(c), shall be irrevocable and unconditional once given. The aggregate Option Price for such Option Shares may be paid either by cash or a certified or bank cashier's check payable to the order of the Company, or as otherwise permitted by the Company.

          The Employee shall be responsible for paying all withholding taxes applicable to the exercise of any Stock Option. The Company shall have the right to take any action necessary to insure that the Employee pays the required withholding taxes. Upon payment of the aggregate Option Price for the Option Shares and the required withholding taxes, the Company shall cause a certificate for the Option Shares so purchased to be delivered to the Employee. The Optionee shall be permitted to satisfy the Company's tax withholding requirements by making an election (the "Election") to have the Company withhold Option Shares otherwise issuable to the Optionee, or to deliver to the Company shares of Common Stock, having a fair market value on the date income is recognized with respect to the exercise of the Stock Option (the "Tax Date") equal in amount to the amount to be so withheld. If the number of shares of Common Stock determined pursuant to the preceding sentence includes a fractional share, the number of shares withheld or delivered shall be reduced to the next lower whole number and the Optionee shall deliver to the Company cash or its equivalent in lieu of such fractional share, or otherwise make arrangements satisfactory to the Company for payment of such amount. The Election shall be irrevocable and must be received by the Secretary of the Company at his corporate office prior to the Optionee's Tax Date. The Election shall be made in writing and be made according to such rules and regulations, if any, and in such form as the Committee shall determine and shall be subject to approval (including approval given in advance of the Election) by the Committee.

          3. Neither the Employee nor his legal representative shall be or have any rights or privileges of a shareholder of the Company in respect of any of the Option Shares issuable upon exercise of the Stock Option unless and until a certificate or certificates for such Option Shares shall have been issued upon the exercise of the Stock Option.

          4. (a) The Stock Option shall be deemed to have been granted as of the date of this Stock Option Agreement and shall become exercisable or vested as follows:

                    (i) The percentage of the Option Shares which shall vest and may be exercised by the Employee shall be as set forth below with respect to the given date:

                  Date:                       Percent Exercisable or Vested:
                  -----                       ------------------------------
          Prior to May 5, 2000                              0%
               May 5, 2000                                  20%
               May 5, 2001                                  40%
               May 5, 2002                                  60%
               May 5, 2003                                  80%
               May 5, 2004                                 100%

          For purposes of the foregoing, vesting shall occur on the date specified and in the percentage indicated; and

                    (ii) If a change in control occurs, the Stock Option shall be exercisable in full as of the date thereof. For this purpose, "change in control" shall mean (x) any event which results in the legal or beneficial ownership in one person or group of persons acting in concert of shares of Common Stock of the Company representing more than fifty percent (50%) of the outstanding Common Stock of the Company on the date of such event or (y) a transaction between the Company and another person as a result of which less than a majority of the combined voting power of the then-outstanding common stock of the Company or such person immediately after the transaction is held in the aggregate by the holders of common stock of the Company immediately prior to the transaction. Without creating any implication that this sentence is necessary for the following result to occur, for purposes of determining whether a change in control has occurred, (x) shares of Common Stock of the Company include shares of common stock of any successor to the Company and ownership of such shares immediately after such event shall be deemed to have resulted from such event. It is understood that if a change in control occurs, this
          Section 4(a)(ii) shall apply even if the transaction by which such change in control occurs is also described in Section 4(c).

          (b) If the Employee's employment with the Company terminates for any reason other than death as provided in Section 4(e) below, the Stock Option to the extent not exercisable or vested as of the date of termination shall not become exercisable or vested as a result of events (including the passage of time or the achievement of another anniversary date for vesting and exercise) occurring subsequent to the date of termination unless a different result occurs in or pursuant to Section 4(f) below. Except as provided in or pursuant to
Section 4(f) below, the vested but unexercised portion of the Stock Option shall automatically and without notice terminate and become null and void at the time of the earliest date (the "Termination Date") to occur of the following:

                    (i) Thirty (30) days after the termination of the Employee's employment with the Company and all subsidiaries thereof for any reason (including without limitation, disability or termination by the Company and all subsidiaries thereof, with or without cause) other than by reason of the Employee's death or a leave of absence approved by the Company or by reason of the Employee's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

                    (ii) Three Hundred Sixty-Five (365) days following the termination of the Employee's employment with the Company and all subsidiaries thereof by reason of the Employee's death or by reason of the Employee's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

                    (iii) Thirty (30) days after expiration or termination of a leave of absence approved by the Company unless the Employee becomes reemployed with the Company prior to such 30-day period in which event the Stock Option shall continue in effect in accordance with its terms; or

                    (iv) May 5, 2009.

          (c) In the event of a sale, lease or transfer of all or substantially all of the Company's assets, equity securities or businesses, or merger, consolidation or other business combination involving the Company, the Committee may in its discretion elect to declare that all or any portion of the Stock Option is immediately exercisable and to take all such action as it deems necessary in connection therewith and thereafter the Employee may exercise the Stock Option to such extent, contingent upon the consummation of such event, and the Stock Option, if and to the extent so exercised, shall be deemed exercised immediately prior to such consummation.

          (d) The Committee, in its sole discretion, may from time to time accelerate or waive any conditions to the exercise of the Stock Option.

          (e) If the Employee dies while in the employ of the Company or any subsidiary then, regardless of whether the Stock Option is subject to exercise under Section 4(a) above, the Stock Option shall become immediately vested and exercisable by the personal representative of the Employee or the person to whom the Employee's rights under the Stock Option are transferred by law or applicable laws of descent and distribution.

          (f) (i) If the Employee's employment with the Company and all subsidiaries terminates by reason of retirement after reaching age 62 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years, (A) the Stock Option shall continue to vest during the balance of the vesting period if (x) no later than the date on which employment terminates, the Employee enters into an agreement with the Company (which agreement shall be drafted by and acceptable to the Company) under which the Employee agrees not to compete with the Company and its subsidiaries during the balance of such period and for one year thereafter, and (y) the Employee complies with such agreement, and (B) if the conditions in clause (A) are satisfied, (x) upon the Employee's death any unvested portion of the Stock Option shall become immediately vested and exercisable by the personal representative or other person referred to in
Section 4(e) and (y) the Termination Date shall be 365 days after the date on which the last vesting of the Stock Option occurs (including vesting as a result of death) or, if earlier, the date specified in Section 4(b)(iv); except that if the Employee was employed by a combination of the Company or any subsidiary and WMAC Investment Corporation or any of its subsidiaries for an aggregate continuous period (disregarding any break in service of less than three months) of at least twenty (20) years, the Termination Date shall be the date specified in Section 4(b)(iv); and

          (ii) If the Employee's employment with the Company and all subsidiaries terminates by reason of retirement after reaching age 55 and after having been employed by the Company or any subsidiary for an aggregate period of at least seven (7) years, without creating any implication that the Committee may not act in other cases, the Committee may take action in its sole discretion to provide that the Stock Option, or a portion thereof determined by the Committee, shall become vested upon the Employee's death, shall continue to vest during the balance of the vesting period and shall continue to be exercisable after termination of employment, all as contemplated in Subsection 4(f)(i) above if the Employee complies with the conditions in clauses (x) and (y) of Subsection 4(f)(i).

          (iii) If the Employee enters into a noncompetition agreement contemplated by Subsection 4(f)(i) or (ii) and thereafter breaches the terms thereof, the Termination Date shall occur on the date of the breach and any portion of the Stock Option that is not then vested shall not become exercisable or vested thereafter.

          5. Nothing herein contained shall confer upon the Employee the right to continue in the employment of the Company or affect the right of the Company to terminate the Employee's employment at any time, or permit the exercise of the Stock Option as a result of the Company electing to terminate at any time the employment of the Employee subject, however, to the provisions of any agreement of employment between the Company and the Employee.

          6. In the event of any change in the outstanding shares of the Company ("capital adjustment") for any reason, including but not limited to, any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, an adjustment in the number or kind of shares of Common Stock subject to the Stock Option, the Option Price under the Stock Option shall be made by the Committee in a manner consistent with such capital adjustment. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Stock Option Agreement.

          7. Notwithstanding any provision of this Stock Option Agreement to the contrary, the Committee may take whatever action it may consider necessary or appropriate to comply with the Securities Act of 1933, as amended, or any other applicable securities law, including limiting the exercisability of the Stock Option or the issuance of Option Shares hereunder.

          8. The Stock Option may not be exercised if the issuance of such Option Shares upon such exercise would constitute a violation of any applicable Federal or state securities law or other law or regulation. As a condition to the exercise of the Stock Option, the Company may require the Employee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          9. Except as herein otherwise provided or as otherwise permitted by the Committee, the Stock Option and any rights and privileges conferred by this Stock Option Agreement shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Stock Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of an attachment or similar process upon the rights and privileges conferred hereby, the Stock Option and the rights and privileges conferred hereby shall immediately become null and void.

          10. The Stock Option shall be deemed to have been granted pursuant to the Plan and is subject to the terms and provisions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless otherwise specifically defined herein, shall have the meaning ascribed to them in the Plan.

          11. This Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Stock Option Agreement nor any rights hereunder shall be assignable by the Employee, except as may be permitted pursuant to Section 9 above.

          12. All decisions or interpretations of the Committee with respect to any question arising under the Plan or under this Stock Option Agreement shall be binding, conclusive and final. As a condition of the granting of the Stock Option, the Employee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Stock Option Agreement shall be determined by the Committee in its sole discretion, and that any interpretation or determination by the Committee shall be final, binding and conclusive.

          13. The waiver by the Company of any provision of this Stock Option Agreement shall not operate as or be construed to be a subsequent waiver of the same provisions or waiver of any other provision hereof.

          14. Except as herein otherwise provided, the Stock Option shall be irrevocable before the Termination Date and its validity and construction shall be governed by the laws of the State of Wisconsin.

          The Employee hereby acknowledges his acceptance of the Stock Option by executing the duplicate of this Stock Option Agreement in the space provided and returning it to the Secretary of the Company as directed by the Company. By accepting this Stock Option Agreement, the Employee, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Committee.

                                        MGIC INVESTMENT CORPORATION


                                        By:___________________________________
                                           President

                                        ACCEPTED BY:

                                        _______________________________________
                                        Name of Employee:______________________
                                        Number of Shares:______________________